SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
AMENDMENT NO. 1 TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 19, 2005
GLOBAL FOOD TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Delaware (State incorporation)	000-31385 (Commission File Number)	52-2257546 (IRS Employer Identification No.)
420 N Main Street, Pocatello, Idaho 83203
(Address of principal executive offices) (zip code)
208-232-0175
(Registrants telephone number)
1504 R Street, N.W., Washington DC 20009
Former address, if changed from last report
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2)
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
On August 25, 2005, and under our previous name, Boulevard Acquisition Corporation, we filed a Current Report on Form 8-K to report our August 19, 2005 acquisition of all of the assets and liabilities of Global Food Technologies, Inc. (“Old GFT”), a biotechnology Company engaged in the research and development of food safety technologies. We have since changed our name to Global Food Technologies, Inc. We are filing this Amendment No 1 to the Report to include the financial statements and pro forma information required under Item 9.01 of Form 8-K.
(a) Financial statements of acquired businesses.
The annual audited financial statements of Old GFT required by this item are attached as Exhibit 99.1 and the interim reviewed financial statements required by this item are attached as Exhibit 99.2 and are incorporated herein by reference.
(b) Pro forma financial information
The pro forma financial information required by this item for the transaction described in the Report is attached as Exhibit 99.3 and is incorporated herein by this reference.
(c) Exhibits Furnished
99.1 Annual audited financial statements of Old GFT
99.2 Interim reviewed financial statements of Old GFT
99.3 Pro forma financial information
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the duly undersigned thereunto duly authorized.

Date: November 4, 2005	GLOBAL FOOD TECHNOLIGIES, INC.

/s/ KEITH MEEKS

By: Keith Meeks
Its: President